Providence Service Corporation

June 2016

PROVIDENCE
SERVICE
CORPORATION

Safe Harbor

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global economic uncertainty, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Providence Overview and Value Creation Strategy

- Diversified healthcare and workforce development services company

$1.7bn	9,000	10	25+
REVENUE	EMPLOYEES	COUNTRIES	MILLION CLIENTS

- Structured as a holding company with platforms for both organic and acquisition growth

NET Services	HA Services	WD Services
LogistiCare rideplus	Matrix Medical Network Ascender	ingeus reducing reoffending partnership Mission Providence assure WCG

- Technology enabled services that improve outcomes and lower costs for clients

- Value enhancement model supported by operational excellence and thoughtful capital allocation
  - Management incentivized to create long-term, sustainable value on a per share basis
  - Proven track record of value creation by holding company and operational leadership teams

Portfolio Overview

	U.S. Healthcare Services		Global Workforce Development
	NET SERVICES	HA SERVICES	WD SERVICES
PRIMARY SERVICES	• Non-Emergency Medical Transportation	• Comprehensive Health Assessments • In-Home Care Management Solutions	• Employment Services • Offender Rehabilitation
YEAR OF ACQUISITION	• 2007	• 2014	• 2014
INVESTMENT THESIS	• Long-term contracts • Asset-light broker model • High free cash flow	• Market-leading brand • Superior analytical capabilities • High free cash flow	• Long-term contracts • Positive market reputation • Operating leverage
REGIONS	• 39 states and D.C.	• 35 states	• 10 countries
DELIVERY MODEL	• Scalable, Leading IT Platform • Home & Community • Network of 5,000+ Providers	• Scalable, Leading IT Platform • Home & Community • Network of 1,100+ Providers	• Transformative redesign of traditionally in-sourced programs
PRIMARY PAYORS	• State Medicaid Agencies • Managed Care Organizations	• Medicare Advantage Plans • Managed Medicaid Organizations	• National Government Agencies • Private Sector
GROWTH AVENUES	• Existing customer membership growth • Increased outsourcing by Medicaid Agencies and Intermediaries • Medicare Advantage	• Existing customer membership growth • Increased outsourcing by Medicare Advantage Plans • Medicaid, Duals, Commercial, Pediatrics	• Increased outsourcing by government agencies and private sector • Continued diversification of outsourced service offerings and capabilities

Recent Select Financial Results

Figures in millions, except per share amounts

	2015	LTM Q1:16
Revenue	$ 1,695.4	$ 1,708.3
Operating Income	24.0	15.9
% Margin	*1.4%*	*0.9%*
EBITDA[1]	67.4	60.7
% Margin	*4.0%*	*3.6%*
Diluted Earnings/(Loss) Per Share from Continuing Operations	$ (1.45)	$ (1.70)
Diluted Weighted Avg. Shares Outstanding	16.0	15.8
Operating Cash Flow Prior to Working Capital Changes	79.2	71.5
Operating Cash Flow	13.2	32.5
Capital Expenditures	35.1	38.5
Certain Non-GAAP Financial Measures[1]		
Adjusted EBITDA		
NET Services	80.7	78.8
WD Services	(3.2)	(8.7)
HA Services	51.6	50.0
Segment Level	129.0	120.1
% Margin	*7.6%*	*7.0%*
Corporate	(25.5)	(24.3)
Total	**$ 103.5**	**$ 95.8**
% Margin	*6.1%*	*5.6%*
Adjusted EPS	2.03	1.74

(1) See appendix for a reconciliation of non-GAAP financial measures to net income.

Recent Focus on Capital Allocation and our Sustainable Core Services

Q2 14

Ingeus acquired for $92mm

Q4 14

Matrix acquired for $393mm

Mission Providence JV formed and bid submitted

Q3 15

Ingeus and Mission Providence JV commenced launch of over 100 new sites on July 1

James Lindstrom appointed CEO

Q4 15 through Q2 16

Capital Allocation Activities
- Sale of Human Services for $231mm (includes customary adjustment amounts)
- Announced $70m share repurchase program

HA Services
- Investment in sales infrastructure and personnel to improve growth rates

WD Services
- Jack Sawyer appointed Global CEO
- Closure of WD operations in Poland and Sweden
- Undergoing start-up costs associated with three major programs (RRP, France, Mission Providence) through 2016
- Revised contract bid governance model practices

NET Services
- Senior team supplemented with new COO, CIO, and MCO sales capabilities
- Contact center optimization and transportation network management projects underway

Holding Company
- New CFO, General Counsel, Chief Accounting Officer, SVP Strategic Services, and VP of Finance hired in new Stamford, CT office
- Restructured incentives to focus on long term value creation

NET Services

OVERVIEW

- Coordinates non-emergency medical transportation for over 24mm clients, whose limited mobility and/or financial resources hinder ability to access healthcare services
- Manages network of over 5,000 independent transportation providers, including operators of wheelchair equipped vehicles, multi-passenger vans, taxis, and ambulances
- Payors include State Medicaid agencies and MCOs

VALUE PROPOSITION

- Ability to profitably deliver predictable pricing to payors
- Improved outcomes by keeping individuals in home and out of more expensive institutional care settings
- IT capabilities provide enhanced customer service at reduced costs

RECENT OPERATIONAL ACHIEVEMENTS

- Surpassed $1.0 billion in annual revenue
- Managed 64.9mm rides in 2015 (versus 56.3mm rides in 2014)
- Recent senior management additions improve call center and logistics capabilities

HISTORICAL FINANCIALS ($MM)



750.7
37.1
770.2
52.1
44.4
884.3
75.4
67.7
1,083.0
80.7
71.2
1,119.2
78.8
68.8
2012
2013
2014
2015
LTM Q1:16
Revenue
Adj. EBITDA[1]
Operating Income

(1) See appendix for a reconciliation of non-GAAP financial measures to net income.

HA Services

OVERVIEW

- Acquired in October 2014 for $393mm as in-home assessment leader with care management capabilities
- Provider of community-based care management services, including:
  - Comprehensive health assessments
  - Chronic and post-acute care management
- Manage national network of over 1,100 providers, primarily nurse practitioners
- Payors include Medicare Advantage, Managed Medicaid and commercial plans

VALUE PROPOSITION

- Analytics focused solutions and technology enabled providers allow health plans to identify gaps in care, coordinate and optimize care, and ensure payment integrity
- Nationwide network enables rapid deployment of in-home services

RECENT OPERATIONAL ACHIEVEMENTS

- Launch of Care Direct offering focused on providing in-home intensive and post acute services
- Significantly expanded sales capabilities to accelerate diversified growth and reduce Medicare Advantage regulatory exposure
- Recent senior management additions include Chief Financial Officer and Chief Growth Officer

PRO FORMA HISTORICAL FINANCIALS ($MM)[1]



115.8
7.2
165.0
16.6
(14.6)
211.4
51.8
19.0
217.4
51.6
22.1
210.6
50.0
20.0
2012
2013
2014
2015
LTM Q1:16
Revenue
Adj. EBITDA 2
Operating Income

(1) Assumes acquisition of Matrix occurred on December 31, 2011.
(2) See appendix for a reconciliation of non-GAAP financial measures to net income.

WD Services

SERVICE OVERVIEW

- Acquired in May 2014 for $92mm as long-term value investment
- Mission Providence formed in 2014 as joint venture for Australian employment services market (capitalized with ~$22mm to date)
- Provides "people-centered" services on an outsourced basis for government agencies and the private sector
- Services and expertise extends across employability, offender rehabilitation, skills and vocational training, and health and wellbeing offerings

VALUE PROPOSITION

- Significant transformation of traditional in-sourced delivery models resulting in improved outcomes and reduced costs
- Transformational activities include substantial IT deployments, values-based engagement with workforce, organizational and cultural alignment to the achievement of measureable outcomes, and the adoption of holistic, personalized case management models

RECENT OPERATIONAL ACHIEVEMENTS

- Successful launch of long-term contracts in UK, Australia, and France
- Secured contract with NHS to deliver diabetes prevention programs
- New Director of Strategy and Business Development

PRO FORMA HISTORICAL FINANCIALS ($MM)[1]



295.9
(0.8)
377.2
56.0
35.6
361.2
45.3
40.3
395.1
10.3
(3.2)
(42.4)
378.5
4.3
(8.7)
(47.3)
2012
2013
2014
2015
LTM Q1:16
Revenue
Adj. EBITDA 2
Operating Income
Adj. EBITDA (Exc. MP) 3

ingeus
reducing reoffending partnership
Mission Providence

(1) Assumed acquisition of Ingeus occurred on December 31, 2011. 2012 does not include IFRS to GAAP adjustments.
(2) See appendix for a reconciliation of non-GAAP financial measures to net income.
(3) Excludes Ingeus' JV investment in Mission Providence. Adj. EBITDA loss associated with Mission Providence was $13.6mm and $13.1mm in 2015 and LTM Q1:2016, respectively.

WD Services (Continued)

COMMON CONTRACT CHARACTERISTICS

- Carry 5 year terms or more
- Success measured over the entire term
- Financial results viewed from a multi-year return on capital perspective
  - Transformation of existing delivery models requires significant upfront expenses
  - Revenues payable as services delivered and also after performance demonstrated over multiple years

REPRESENTATIVE CONTRACT LIFECYCLE


Free Cash Flow
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
FCF
Cumulative FCF
w/ Payment-by-Result

CURRENT CONTRACT PORTFOLIO TIMELINE

- Currently undergoing an "investment period"
  - Historically largest contract (UK Work Program) nearing completion
  - Significant upfront expenses being incurred on new contracts to drive future growth and profitability


UK Work Program
Work & Health Program[1]
UK Reducing Reoffending Partnership (2015-16 Start)
Mission Providence (2015-16 Start)
UK National Citizen Service
France Job Seekers (2015-16 Start)
UK Skills
2016
2017
2018
2019
2020
2021
2022

(1) Work & Health Program not yet up for bid.

Investment Thesis

PROVIDENCE
SERVICE
CORPORATION

Value Creation Strategy

Operational Discipline	+	Capital Allocation	=	PRSC Value Creation
• Entrepreneurial and lean organizational culture • Decentralized structure to seize market opportunities • Centralized delivery models to enable scalability • Robust bottoms-up budgeting process • Data-driven analytical capabilities		• Acquisition opportunities viewed through strategic <u>and</u> investing lens • Equity is often the most expensive form of financing • Moderate use of leverage versus peers • Optimization of debt and equity to finance acquisitions and growth • Deploying capital with primary goal of increasing intrinsic value per share • Leveraging scarce combination of operational and investing experience		• Intrinsic value per share over a multi-year period • Long-term sustainable business models • Cash generation • Disciplined, value-enhancing M&A • Profitable growth

Macro Industry Growth

U.S. Healthcare Services

Increase in Medicare Advantage Members



(Million of members)
CAGR: 8%
5.6
16.8
25.0
2005
2015
2024

Medicaid Enrollment



(Million of members)
+25mm
53
78
2010
2020

Source: CBO; KFF, CMS; The Advisory Board

- The significant growth in Medicare Advantage plan members is expected to continue
- ACA has significantly increased the size of the Medicaid population. By 2020, Medicaid enrollment is expected to exceed 78mm beneficiaries

Projected Chronic Disease Growth



Lives in Millions
Growth: 29%
133
171
2010
2020

Source: Centers of Disease Control

- As the population continues to age, the number of individuals with one or more chronic diseases is expected to grow
- 99% of Medicare spend goes towards chronic conditions

Global Workforce Development

Public Sector Awards Annual Contract Value



$Billion
CAGR: 21%
24.3
26.7
32.1
39
51.8
2011
2012
2013
2014
2015

Source: Information Services Group

- Annual global public sector contract awards have doubled since 2011

Portfolio Characteristics

EXPOSURE TO ATTRACTIVE MACRO GROWTH DRIVERS

- Expansion of aging populations, home and community based care
- Value-based delivery models focused on improving outcomes and reducing costs

HIGH QUALITY REVENUE & CASH GENERATION

- Recurring revenues based upon long-term contracts and customer relationships

TECHNOLOGY ENABLED & FOCUSED, SCALABLE SERVICE OFFERINGS

- Focused on investments in IT platforms providing operating leverage and superior service quality

MARKET LEADERSHIP

- Demonstrated leadership through historical growth
- Proven ability to deliver and favorable brand reputation

POSITIVE SOCIAL IMPACT

- Focused on services allowing individuals to live healthy, successful, and independent lives

Using technology and analytics to transform our Delivery Models



Our customers
Medicare Advantage
Medicaid
Governments
Our technology enabled capabilities
Analytics
✓ Rigorous data and logistical analytics
✓ Support operations
Service Delivery
✓ Highly trained workforce
✓ Multi-channel client engagement
✓ Customer ease
✓ Transformation of traditional delivery models
✓ Technology enabled
Compliance
✓ Electronic data capture
✓ Compliance with government reporting
Population insight, improved outcomes and reduced costs
Our results
In Home Care optimization
Access to healthcare
Rehabilitation and employment

Operational and financial discipline driving value creation for shareholders

Operating Model Focus

- Organic revenue growth
- Inorganic growth
- Strong operating margins
- Operating leverage
- High FCF conversion
- ROCE higher than cost of capital

Financial Discipline


Share repurchases
Opportunistic approach to M&A
Working capital management
Strategic leverage levels
Disciplined capex spend

Recent Value Drivers

- Oct 2015: Repurchased $39mm of shares held in escrow from Matrix seller
- Nov 2015: Company initiated $70mm share repurchase program
- Nov 2015: Sold Human Services segment
- WD: Closed Poland/Sweden operations and revised bid governance model
- HA: Investment in salesforce including recent hiring Chief Growth Officer
- NET: New CIO and COO to supplement call center and logistics capabilities

Appendix

PROVIDENCE
SERVICE
CORPORATION

Pro Forma Financial Summary

PF REVENUE ($MM)[1,2]



$1,162.1
115.8
295.9
750.7
$1,312.3
165.0
377.2
770.2
$1,456.7
211.4
361.2
884.3
$1,695.4
217.4
395.1
1,083.0
$1,708.3
210.6
378.5
1,119.2
2012
2013
2014
2015
LTM
Q1:16

PF ADJ. EBITDA ($MM)[1,3,4,5]



$22.2
7.2
37.1
(0.8)
(21.3)
$108.2
16.6
56.0
52.1
(16.4)
$147.5
51.8
45.3
75.4
(25.0)
$103.5
51.6
80.7
(3.2)
(25.5)
$95.8
50.0
78.8
(8.7)
(24.3)
2012
2013
2014
2015
LTM
Q1:16

%Margin	*1.9%*	*8.2%*	*10.1%*	*6.1%*	*5.6%*

■ NET Services ■ WD Services ■ HA Services ■ Corporate

(1) Assumes Ingeus and Matrix acquisitions occurred 12/31/2011. 2012 Adj. EBITDA does not include pro forma adjustments.
(2) Total revenue includes revenue from Corporate.
(3) Includes Ingeus' JV investment in Mission Providence. Adj. EBITDA loss associated with Mission Providence was $13.6mm and $13.1mm in 2015 and LTM Q1:2016, respectively.
(4) 2012 Adj. EBITDA for WD Services does not include IFRS to GAAP adjustments.
(5) See slide 21 for a reconciliation of non-GAAP financial measures to net income.

Capital Structure



NET DEBT ($MM) AND NET LEVERAGE RATIO
357.3
2.84x
220.2
2.13x
217.0
2.26x
Q3:2015 2
Q4:2015
Q1:2016



SHARE COUNT (THOUSANDS)1
18,125
17,306
16,891
Q3:2015
Q4:2015
Q1:2016

Management has been focused on moderate debt levels and repurchasing shares

(1) Share count equals shares outstanding plus total preferred shares on an as converted basis.
(2) Includes Matrix and Human Services pro forma EBITDA.

Acquisition Criteria

Key Attributes

- ✓ Attractive industry structure
- ✓ High quality revenue (long-term contracts and customer relationships)
- ✓ Centralized, scalable operations
- ✓ Technologically enabled
- ✓ Experienced management team
- ✓ Proven ability to deliver

Attributes We Avoid

- ✗ "Bigger is better"
- ✗ Complexity
- ✗ Short-term focused management teams
- ✗ Focus on revenues instead of profitability
- ✗ The promise of unrealistic synergies
- ✗ Excess industry capacity

Pro Forma Adj. EBITDA and Operating Income Reconciliation

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Pro Forma Adjusted EBITDA
(in thousands)

NET — 12 Months Ended

	12/31/12	12/31/13	12/31/14	12/31/15	3/31/16
Net Income	$21,971	$31,517	$46,284	$43,984	$42,525
Interest (Income) Expense, Net	(4)	(30)	(8)	(2)	(2)
Provision For Income Taxes	7,518	12,883	21,452	27,241	26,282
Depreciation & Amortization	7,615	7,725	7,699	9,429	10,029
EBITDA	$37,101	$52,095	$75,427	$80,652	$78,814
Acquisition Costs	-	-	-	-	-
Integration and Restructuring	-	-	-	-	-
Cash and Equity Compensation Related to Acquisition	-	-	-	-	-
Loss (Gain) on Foreign Currency Translation	-	-	-	-	-
Contingent Consideration Adjustments	-	-	-	-	-
Asset Impairment Charge	-	-	-	-	-
Retirement and Termination of Officers	-	-	-	-	-
D&A and Taxes Related to Equity Investment	-	-	-	-	-
Loss On Extinguishment Of Debt	-	-	-	-	-
Adjusted EBITDA	$37,101	$52,095	$75,427	$80,652	$78,814
Net Income		$31,517	$46,284	$43,984	$42,525
Interest Expense (Income)		(30)	(8)	(2)	(2)
Income Taxes		12,883	21,452	27,241	26,282
Equity in Net Loss on Investee		-	-	-	-
Loss (Gain) on Foreign Currency Translation		-	-	-	-
Operating Income		$44,370	$67,728	$71,223	$68,785

WD[1,2,3] — 12 Months Ended

	12/31/12	12/31/13	12/31/14	12/31/15	3/31/16
Net Income	$(19,341)	$24,116	$32,946	$(51,311)	$(53,501)
Interest (Income) Expense, Net	297	(788)	(113)	(104)	(71)
Provision For Income Taxes	5,484	12,207	7,092	(1,084)	(3,871)
Depreciation & Amortization	10,044	14,254	14,321	13,776	14,039
EBITDA	$ (3,517)	$49,889	$54,246	$(38,703)	$(43,204)
Acquisition Costs	-	-	-	2,408	2,408
Integration and Restructuring	-	-	887	12,197	12,839
Cash and Equity Compensation Related to Acquisition	-	5,999	5,926	26,805	24,516
Loss (Gain) on Foreign Currency Translation	190	107	336	(857)	(1,251)
Contingent Consideration Adjustments	-	-	(16,112)	(2,469)	(2,469)
Asset Impairment Charge	2,507	-	-	-	-
Retirement and Termination of Officers	-	-	-	-	-
D&A and Taxes Related to Equity Investment	-	-	-	(2,595)	(1,871)
Loss On Extinguishment Of Debt	-	-	-	-	-
Adjusted EBITDA	$ (820)	$55,996	$45,284	$ (3,216)	$ (8,734)
Net Income		$24,116	$32,946	$(51,311)	$(53,501)
Interest Expense (Income)		(788)	(113)	(104)	(71)
Income Taxes		12,207	7,092	(1,084)	(3,871)
Equity in Net Loss on Investee		-	-	10,989	11,203
Loss (Gain) on Foreign Currency Translation		107	336	(857)	(1,251)
Operating Income		$35,842	$40,261	$(42,387)	$(47,291)

HA[1,2] — 12 Months Ended

	12/31/12	12/31/13	12/31/14	12/31/15	3/31/16
Net Income	$ (3,148)	$ (8,512)	$15,623	$15,132	$13,954
Interest (Income) Expense, Net	1,768	-	(8)	(16)	(14)
Provision For Income Taxes	(2,892)	(6,111)	3,349	7,007	6,019
Depreciation & Amortization	9,804	30,481	32,169	29,472	30,086
EBITDA	$ 5,534	$ 15,858	$51,135	$51,595	$50,045
Acquisition Costs	-	-	-	-	-
Integration and Restructuring	-	-	692	-	-
Cash and Equity Compensation Related to Acquisition	-	-	-	-	-
Loss (Gain) on Foreign Currency Translation	-	-	-	-	-
Contingent Consideration Adjustments	-	-	-	-	-
Asset Impairment Charge	1,659	708	-	-	-
Retirement and Termination of Officers	-	-	-	-	-
D&A and Taxes Related to Equity Investment	-	-	-	-	-
Loss On Extinguishment Of Debt	-	-	-	-	-
Adjusted EBITDA	$ 7,193	$ 16,566	$51,827	$51,595	$50,045
Net Income		$ (8,512)	$15,623	$15,132	$13,954
Interest Expense (Income)		-	(8)	(16)	(14)
Income Taxes		(6,111)	3,349	7,007	6,019
Equity in Net Loss on Investee		-	-	-	-
Loss (Gain) on Foreign Currency Translation		-	-	-	-
Operating Income		$(14,623)	$18,965	$22,123	$19,959

Corporate — 12 Months Ended

	12/31/12	12/31/13	12/31/14	12/31/15	3/31/16
Net Income	$(25,027)	$(33,352)	$(47,344)	$(26,411)	$(25,309)
Interest (Income) Expense, Net	7,556	29,950	31,769	16,335	14,739
Provision For Income Taxes	(6,199)	(15,878)	(11,662)	(16,908)	(15,007)
Depreciation & Amortization	1,109	1,033	1,109	792	598
EBITDA	$(22,559)	$(18,247)	$(26,128)	$(26,192)	$(24,979)
Acquisition Costs	-	-	167	-	-
Integration and Restructuring	-	-	780	-	-
Cash and Equity Compensation Related to Acquisition	-	-	-	-	-
Loss (Gain) on Foreign Currency Translation	4	(0)	(373)	-	-
Contingent Consideration Adjustments	-	-	-	-	-
Asset Impairment Charge	-	-	-	-	-
Retirement and Termination of Officers	1,293	1,277	511	695	695
D&A and Taxes Related to Equity Investment	-	-	-	-	-
Loss On Extinguishment Of Debt	-	525	-	-	-
Adjusted EBITDA	$(21,262)	$(16,445)	$(25,042)	$(25,497)	$(24,284)
Net Income		$(33,352)	$(47,344)	$(26,411)	$(25,309)
Interest Expense (Income)		29,950	31,769	16,335	14,739
Income Taxes		(15,878)	(11,662)	(16,908)	(15,007)
Equity in Net Loss on Investee		-	-	-	-
Loss (Gain) on Foreign Currency Translation		-	-	-	-
Operating Income		$(19,280)	$(27,237)	$(26,984)	$(25,577)

Consolidated — 12 Months Ended

	12/31/12	12/31/13	12/31/14	12/31/15	3/31/16
Net Income	$(25,542)	$ 13,770	$ 47,509	$ (18,606)	$ (22,331)
Interest (Income) Expense, Net	9,619	29,132	31,641	16,213	14,652
Provision For Income Taxes	3,911	3,101	20,221	16,276	13,603
Depreciation & Amortization	28,572	53,593	55,298	53,469	54,752
EBITDA	$ 16,559	$ 99,595	$154,880	$ 67,352	$ 60,676
Acquisition Costs	-	-	167	2,408	2,408
Integration and Restructuring	-	-	2,260	12,197	12,839
Cash and Equity Compensation Related to Acquisition	-	5,999	5,926	26,805	24,516
Loss (Gain) on Foreign Currency Translation	194	107	(37)	(857)	(1,251)
Contingent Consideration Adjustments	-	-	(16,112)	(2,469)	(2,469)
Asset Impairment Charge	4,166	708	-	-	-
Retirement and Termination of Officers	1,293	1,277	511	695	695
D&A and Taxes Related to Equity Investment	-	-	-	(2,595)	(1,871)
Loss On Extinguishment Of Debt	-	525	-	-	-
Adjusted EBITDA	$ 22,212	$108,211	$147,495	$103,534	$ 95,841
Net Income		$ 13,770	$ 47,509	$ (18,606)	$ (22,331)
Interest Expense (Income)		29,132	31,641	16,213	14,652
Income Taxes		3,101	20,221	16,276	13,603
Equity in Net Loss on Investee		-	-	10,989	11,203
Loss (Gain) on Foreign Currency Translation		107	336	(857)	(1,251)
Operating Income		$ 46,109	$ 99,717	$ 23,995	$ 15,876

In addition to the financial results prepared in accordance with US generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA, and Adjusted EPS, which are financial measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain infrequently occurring items, including acquisition costs, restructuring and termination costs and foreign currency adjustments. Adjusted EPS is calculated as Adjusted Net income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP measurements, which exclude certain expenses, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. Further, we believe these measures allow management and investors to obtain a better understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, for which capital investments are made and debt is serviced.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

(1) Assumes Matrix and Ingeus acquired on December 31, 2011.
(2) 2012 does not include pro forma adjustments.
(3) 2012 WD Services does not include IFRS to GAAP Adjustments.

Adj. EPS Reconciliation

Figures in millions, except per share amounts

	2015		LTM Q1:16	
Income/(loss) from continuing operations, net of tax	$ (18.6)		$ (22.3)	
Net loss attributable to non-controlling interest	0.5		0.6	
WD Services adjustments	39.3	(1)	38.1	(2)
Payments related to separation arrangements with certain former executive officers, net	0.7		0.7	
Intangible amortization expense	35.6		35.6	
Tax effected impact of adjustments	(16.3)		(16.2)	
Adjusted Net Income	**$ 41.2**		**$ 36.4**	
Less: dividends on convertible preferred stock	(3.9)		(4.4)	
Less: accretion of convertible preferred stock discount	(1.1)		(0.8)	
Less: income allocated to participating securities	(3.6)		(3.5)	
Adjusted Net Income to Common Shareholders	**$ 32.6**		**$ 27.6**	
Adjusted Net Income Per Common Share	**$ 2.03**		**$ 1.74**	
Diluted weighted-average number of common shares outstanding	16.1		15.9	

(1) WD Services adjustment includes accelerated expense related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition of $26.8mm, redundancy costs of $12.2mm, Ingeus transaction related expenses of $2.4mm, amortization expense included within loss on equity investment of $1.3mm, contingent consideration adjustment of ($2.5)mm and loss on foreign currency translation of ($0.9)mm.

(2) WD Services adjustment includes accelerated expense related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition of $24.8mm, redundancy costs of $12.8mm, Ingeus transaction related expenses of $2.4mm, amortization expense included within loss on equity investment of $1.7mm, contingent consideration adjustment of ($2.5)mm and loss on foreign currency translation of ($1.3)mm.